Discontinued Operations - Summary of Net Loss From Discontinued Operations (Details) - CAD ($) $ in Thousands		3 Months Ended		6 Months Ended
		Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Disclosure of analysis of single amount of discontinued operations [line items]
Revenues		$ 157	$ 25	$ 157	$ 235
Expenses
Administration expenses		4,647	8,551	9,541	16,688
Finance costs		868	1,661	2,227	2,833
Income (loss) from discontinued operations, net of income taxes		266	(19,536)	485	(26,383)
Discontinued Operations
Disclosure of analysis of single amount of discontinued operations [line items]
Revenues		8	423	15	949
Expenses
Cost of sales and other production expenses		0	750	0	1,456
Research and development expenses	[1]	(389)	27,992	(1,201)	32,355
Administration expenses		0	1,095	0	2,190
Gain on foreign exchange		(12)	(4)	(12)	(138)
Finance costs		143	823	143	2,166
Current income taxes		0	1	0	1
Income (loss) from discontinued operations, net of income taxes		$ 266	$ (30,234)	$ 1,085	$ (37,081)

[1]	Research and development expense (income) includes expenses (income) recognized in regards to a provision relating to an agreement with a contract development and manufacturing organization, or CDMO, which is accounted for in part as a lease (note 4) and an onerous contract (note 5). The expense (income) results from changes to the discounted value of the provision caused by increases/decreases in expected payments, which include increases in the annual inflation rate that exceed 3%, and by changes in the discount rates used to calculate the net present value of the provision (note 5).